RELEASE, SEPARATION AND CONSULTING AGREEMENT
NUNC PRO TUNC

THIS RELEASE, SEPARATION AND CONSULTING AGREEMENT NUNC PRO TUNC ("Agreement"), is made and entered into this the 31st day of January 2003, by and between LOWE'S COMPANIES, INC., a North Carolina corporation hereinafter referred to as ("Company") and its wholly owned subsidiary, LOWE'S HOME CENTERS, INC., a North Carolina corporation hereinafter known as ("Lowe's") and THOMAS E. WHIDDON ("Releasor").

WHEREAS, Company, Lowe's and Releasor did enter into a Release and Separation Agreement dated January 31,
2003 BUT BY MISTAKE, said agreement omitted through inadvertence the reference of a Consulting Agreement by and between Lowe's and Releasor dated January 21, 2003 which was inadvertently or mistakenly omitted by reference in the Release and Separation Agreement by and between the parties.

NOW, THEREFORE, the parties hereby amend the Release and Separation Agreement dated January 31, 2003  which is attached hereto as Exhibit A with this RELEASE, SEPARATION AND CONSULTING AGREEMENT NUNC PRO
TUNC by and between Lowe's Companies, Inc. and Lowe's Home Centers, Inc. and Releasor made and entered into this the 31st day of January 2003 with an effective date of January 31, 2003 and SUPERCEDS the Release and
Separation Agreement made by and between the parties under date of January 31, 2003 through this RELEASE,
SEPARATION AND CONSULTING AGREEMENT NUNC PRO TUNC by and between Lowe's Companies, Inc.,
Lowe's Home Centers, Inc. and Releasor.  The parties do hereby agree, covenant and stipulate as follows:

1. Separation of Employment.  Releasor shall be on paid leave of absence from Company from February 3, 2003 through March 7, 2003 at 9:00 a.m. During the time period from February 3, 2003 through March 7, 2003, Releasor shall not be eligible to accrue, earn, or be granted any Company or Lowe's bonus or incentive stock options.  The parties agree that on March 7, 2003 Releasor shall be transferred as an employee of Lowe's Companies, Inc. to an employee of Lowe's Home Centers, Inc. with an affective date of March 7, 2003 at 9:01 a.m. Eastern Standard Time.

Releasor shall not be required to, and shall not, perform any job-related duties for Lowe's while he is on leave from the Company.  Releasor shall be separated from his employment with Lowe's, effective 5:00 p.m., March 7, 2003
(the "Separation Date").  After the Separation Date, Releasor shall receive his 2002 Bonus Plan payment and his payout from the Executive Deferred Compensation Plan, pursuant to the terms of those plans.  After the Separation
Date, Releasor shall also receive his payout from the prior and current Benefit Restoration Plans, pursuant to the terms of those plans.  Upon termination of Releasor with Lowe's Home Centers, Inc, effective 5:00 p.m. on March 7,
2003, Releasor will provide consulting services as an independent contractor for Lowe's Home Centers, Inc.

1

2. Consideration.  In consideration of the RELEASE, SEPARATION AND CONSULTING AGREEMENT NUNC PRO
TUNC of Companies and Lowe's by Releasor, Lowe's agrees to make the following payments to Releasor (the
"Consideration").

 (a) During the period from March 7, 2003 through March 7, 2004, Lowe's shall pay to Releasor the gross sum of
$505,000 (Five Hundred Five Thousand Dollars) the Consideration, less all applicable required federal state, and local withholdings.  This payment will be made in four (4) installment payments to Releasor each in the gross amount of ONE HUNDRED TWENTY SIX THOUSAND TWO HUNDRED FIFTY DOLLARS ($126,250.00), the first such payment to be made on March 10, 2003 and the remaining three (3) payments to be made as follows:  the second payment to be made on the 30th day of July, 2003, the third payment to be made on the 30th day of October, 2003, and the fourth payment to be made on January 30, 2004.  As consideration for Releasor's agreement to provide consulting services through a written Consulting Agreement, which was executed simultaneously with this
Agreement on January 31, 2003, TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) of the Consideration
is Consulting Fees as defined and pursuant to the Consulting Agreement by and between Lowe's Home Centers, Inc.
and the Releasor.  The remainder of the Consideration is consideration for the release, separation, confidentiality, non-competition, non-interference, general release, non-disparagement, and the other requirements in this Agreement.

 (b) After Releasor has exhausted his 18 months of COBRA medical coverage, Lowe's will pay the premiums for family conversion coverage with BCBS-FL for one full year from September 8, 2004 through September 7, 2005.  Releasor shall forward all premium invoices directly to the Vice President of Compensation and Benefits of the Company for
reimbursement.

 (c) Additionally, the parties agree that, in accordance with the terms of the Amended and Restated Stock Option
Agreement, the stock options to purchase all shares of Company stock presently held by Releasor shall vest in accordance with the vesting schedule previously established and shall not lapse three (3) months following the
Termination Date or during the remainder of the period preceding the expiration date of said option, whichever is shorter, as provided in the Releasor's Non-Qualified Stock Option Agreements and the Incentive Stock Option
Agreements dated December 4, 1998, February 3, 2000, March 1, 2001, February 1, 2002, and March 1, 2002, and that those shares shall remain exercisable until the expiration date set forth in such Agreement.  The option, as amended, will be subject to the terms of an Amended and Restated Stock Option Agreement to be executed by Releasor and the
Company as of the date hereof, in the form attached hereto as Exhibit A.  Releasor does not have any other options or rights to purchase Company stock.

 The Consideration shall only become payable after the expiration of the time period defined in paragraph 3 entitled
"Right to Revoke Agreement" and upon the full execution and delivery of this Agreement in triplicate to Stephen A.
Hellrung, Senior Vice President, General

2

Counsel and Secretary, Lowe's Companies, Inc., 1605 Curtis Bridge Road, Wilkesboro, NC  28697.

 Releasor agrees that the foregoing payments and benefits shall constitute the entire amount of monetary consideration provided to him under this Agreement, that he is not entitled to any further monetary consideration whatsoever from the Company and/or Lowe's, apart from any and all vested and nonforfeitable benefits, payments, or stock rights, including all rights, if any, under Lowe's ESOP and 401(k) plans, and that he will not seek any further compensation or consideration for any other claimed damages, costs, or attorneys' fees in connection with the matters encompassed in this Agreement.

3. Right to Revoke Agreement.  Following Releasor's execution and delivery of the Agreement to Lowe's, Releasor shall have a seven-day period in which to revoke this Agreement as provided in the Age Discrimination in Employment Act
("ADEA") (referred to as "Revocation Period").  During this seven-day Revocation Period, Releasor shall exercise this right by delivering written notice of the Releasor's revocation.  Lowe's shall not have the right to revoke this Agreement during the seven-day Revocation Period.

4. Confidentiality.  Releasor acknowledges that, during Releasor's employment with Company and Lowe's, Releasor learned information that is confidential to Company and Lowe's ("Confidential Information").  Such Confidential
Information includes, but is not limited to: trade secrets; plans for opening, closing, expanding, or relocating stores;
distribution information; purchasing and product information; advertising and promotional programs and plans; financial or statistical data; sales and account information; customer information; sales and marketing plans and strategies; pricing strategies and reports; personnel information; information regarding threatened, pending, or closed legal matters;
personnel information and any other information of a similar nature that is not known or made available to the public or to Company and Lowe's competitors, which, if misused or disclosed, could adversely affect the business of Company and Lowe's.

Releasor agrees not to disclose any Confidential Information to any person (including any Company and Lowe's employee who does not need to know such Confidential Information), agency, institution, company or other entity without first obtaining the written consent of Company and Lowe's.  Releasor acknowledges and agrees that the duties and obligations under this Section 4 will continue for as long as such Confidential Information remains confidential to the Company and/or
Lowe's. Releasor further acknowledges and agrees that any breach of this Section 4 would be a material breach of this
Agreement.

Releasor further agrees to return any Confidential Information in his possession (whether in documentary or electronic form) to Stephen A. Hellrung, Senior Vice President, General Counsel and Secretary, Lowe's Companies, Inc., 1605 Curtis
Bridge Road, Wilkesboro, NC 28697.  Said Confidential Information will be returned within ten business days.

Releasor acknowledges and reaffirms the terms, provisions, warranties and covenants set forth in the Lowe's Companies,
Inc. Incentive Plan and all stock option agreements executed during Releasor's tenure with Company and Lowe's.

3

5. Non-Competition.  For a period of three years beginning on February 3, 2003, Releasor shall not directly or indirectly accept any employment, board appointment(s), consulting or other cooperative business arrangement with: (i) any entity that owns, operates, controls or maintains retail and/or warehouse hardware or home improvement stores with total annual sales of at least $500 million dollars including, but not limited to, the following entities: The Home Depot, Inc.; Sears
(including Sears Hardware Stores, and Orchard Supply and Hardware Company); Home Base, Inc.; Scotty's, Inc; Wal-Mart
Stores, Inc.; and Menard, Inc.; or (ii) any vendor who sells products to the Company (as that term is herein defined in paragraph 11), and/or any affiliate, parent companies, subsidiaries, or any successor of interest of any of these entities.

6. Non-Interference.  Releasor does warrant, covenant, and agree that he shall not, for a period of three years from the execution of this Agreement, directly (or, with knowledge or intent, indirectly) interfere with any of the relationships of
Company and Lowe's with any of its real estate brokers, real estate developers, consultants, employees, suppliers or customers, or any governmental entities.  By way of specific example, and not by way of limitation, Releasor shall not:

 (a) solicit or induce any officer, administrative officer, director, regional vice president, district manager, co-manager, store manager, regional human resource manager, regional loss prevention manager, or other employee of Company and
Lowe's to leave his or his employment with Company and/or Lowe's; or

 (b) hire, or cause to be hired, for any employment with any competitors or vendors of Lowe's (as that term is herein defined), any officer, administrative officer, director, regional vice president, district manager, co-manager, store manager, regional human resource manager, regional loss prevention manager, or other employee of Company and Lowe's; or

(c) aid or assist any other person, firm, corporation, or other entity to do any of the acts described in subsections (a)
and (b) immediately above.

7. General Release. Releasor covenants and agrees that Releasor hereby irrevocably and unconditionally releases, acquits and forever discharges Company and Lowe's, as well as each of Lowe's officers, directors, employees, subsidiaries, and agents (Company and Lowe's and their officers, directors, employees, subsidiaries and agents being collectively referred to herein as the "Releasees"), or any of them, from any and all charges, complaints, claims, liabilities, obligations, promises, demands, costs, losses, debts, and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, in law or equity, arising out of Releasor's employment with Company and Lowe's or the termination of Releasor's employment with Company and  Lowe's (other than any claim arising out of the breach by
Company and Lowe's of the terms of this Agreement), including, without limitation, all claims asserted or that could be asserted by Releasor against Company and Lowe's in any litigation arising from summonses and complaints filed in federal, state or municipal court asserting any claim arising from any alleged violation by the Releasees of any federal, state, or local statutes,

4
ordinances, or common law, including, but not limited to, the Age Discrimination in Employment Act, Title VII of
the Civil Rights Act of 1964, as amended, the Equal Pay Act, the Americans with Disabilities Act, the Fair Labor Standards
Act, the Releasor Retirement Income Security Act, the Rehabilitation Act of 1973, the Civil Rights Act of 1991, the
Family and Medical Leave Act, the Civil Rights Act of 1866, and any other employment discrimination laws, as well as any other claims based on constitutional, statutory, common law, or regulatory grounds, as well as any claims based on theories of retaliation, wrongful or constructive discharge, breach of contract or implied covenant, fraud, misrepresentation, intentional and/or negligent infliction of emotional distress, or defamation ("Claim" or "Claims"), which Releasor now has, owns, or holds, or claims to have, own, or hold, or which Releasor had, owned, or held, or claimed to have, own  or hold at any time before execution of this Agreement, against any or all of the Releasees.  Notwithstanding the foregoing, however,
Releasor specifically does not release any right to or claim for payment of any and all vested and nonforfeitable benefits, payments, or stock rights, including all rights, if any, under Lowe's Companies, Inc. ESOP, and 401(k) plans and hereby irrevocably and unconditionally releases, acquits and forever discharges Company and Lowe's, as well as each of Company and Lowe's officers, directors, employees, subsidiaries, and agents, in respect to the forfeitures.

8. Payment by Lowe's. Releasor acknowledges that, from the gross amount of the Consideration, Lowe's shall withhold all amounts required by appropriate taxing authorities and that Lowe's shall issue the appropriate W-2 form or other appropriate tax forms to Releasor.

9. Notification of Rights. Releasor agrees (1) that his waiver of rights under this Agreement is knowing and voluntary and complies in full with all of the requirements of the Older Workers Benefit Protection Act; (2) that he has read and understands the terms of this Agreement and has voluntarily accepted these terms for the purposes of making a full and final compromise, settlement and adjustment of any and all claims, disputed or otherwise, on account of his personal services relationship (or termination of the relationship) with Lowe's and for the express purpose of precluding forever any further claims arising out of such relationship or its termination as set forth above; (3) that the payment listed above exceeds the amount that would normally be received for an employee separated by Company and Lowe's, that it exceeds what Releasor would otherwise have been so entitled to, and that the extra payment is in exchange for signing this Agreement; (4) that Releasor has been advised to consult with an attorney prior to executing this Agreement; (5) that Company and Lowe's has given Releasor a period of at least twenty-one (21) calendar days within which to consider and accept the terms of this Agreement; (6) that this Agreement waives all claims that may have arisen up to the date of this Agreement; (7) that Releasor does not waive any claims that might arise after execution of this Agreement; (8) that Releasor has been given at least seven (7) calendar days after execution to revoke this Agreement, and that, if Releasor chooses not to so revoke, the Agreement shall then become effective and enforceable and the payment listed above shall then be made pursuant to the terms of Paragraph 2 of this Agreement; and (9) to be effective, the revocation must be delivered, via hand delivery, within the seven (7) day period to, Stephen A. Hellrung, Senior Vice President, General Counsel and Secretary, Lowe's Companies, Inc., 1605 Curtis
Bridge Road, Wilkesboro, NC  28697.

5
10. Injunctive Relief. Company and Lowe's and Releasor agree that the provisions of Sections 4, 5, and 6 are important to and of material consideration to Company and Lowe's and that Company and Lowe's considers that monetary damages alone are an inadequate remedy to Company and Lowe's for any breach of the provisions thereof. Releasor further stipulates that, upon any material breach by Releasor of the provisions of Sections 4, 5, and 6 Company and Lowe's shall be entitled to injunctive relief against Releasor from a court having personal jurisdiction of Releasor.  This section shall not be deemed to limit the legal and equitable remedies available to Lowe's or to limit the nature and extent of any claim by Company and
Lowe's for damages caused by Releasor for breach of this Agreement.

11. Non-Disparagement: Releasor further agrees that he will not, directly or indirectly, disparage Company and Lowe's, and its successors, subsidiaries, related or associated companies, divisions, corporate affiliates, assigns, officers, directors, shareholders, attorneys, employees, agents, trustees, representatives, and insurers.

12. Non-Admission Clause: The parties mutually understand and agree that this Release and Separation Agreement does not constitute any admission of fault, responsibility or liability on the part of any of the Releasees.

13. Default and Notice. In the event Lowe's fails to make any payment due under the provisions of this Agreement,
Releasor shall give written notice of such failure to Lowe's, and that Lowe's shall have a period of twenty (20) business days from receipt of such notice in which to cure such default.  For purposes of this Agreement, all notices to Lowe's shall be in writing and either hand delivered or sent by Certified Mail, Return Receipt Requested to Lowe's at the following address:

Law Department	Law Department
Lowe's Home Centers, Inc.	Lowe's Companies, Inc.
1605 Curtis Bridge Road	PO Box 1111
Wilkesboro, NC 28697	North Wilkesboro, NC 28659

14. Waiver of Breach. Any waiver by either party of a breach of this Agreement will not constitute a waiver of any further breach, whether of a similar or dissimilar nature.

15. Whole Agreement, Amendment and Severability.  This document contains the whole and entire understanding and agreement between the parties hereto.  There are no other understandings, promises, covenants or agreements between the parties regarding the subject matter of this Agreement, except as specifically set forth herein.  This Agreement may not be amended, modified or altered in any fashion except in writing executed by the parties hereto with the same formality as with which this Agreement is executed.  Releasor understands and agrees that each clause of this Agreement is a separate and independent clause, and that, if any clause should be found unenforceable, such clause should be and is hereby severed from this Agreement and will not affect the enforceability of any of the other clauses herein.

6

16. Governing Law. The interpretation and enforcement of this Agreement shall be governed by the internal laws and judicial decisions of the State of North Carolina, without regard to any principles of conflicts of laws.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.
LOWE'S COMPANIES, INC.	THOMAS E. WHIDDON

By: /s/ Gaither M. Keener, Jr.	By: /s/ Thomas E. Whiddon

Date: January 31, 2003	Date: January 31, 2003

Attest: /s/ Mary Marsh	Witness: /s/ Martin D. Godgart

LOWE'S HOME CENTERS, INC.

By: /s/ David R. Green

Date: April 10, 2003

ACKNOWLEDGMENT

The undersigned acknowledges that on or before January 31, 2003, he was provided with the attached Release and
Separation Agreement.  The undersigned further acknowledges that he has been advised to consult with an attorney before entering into the attached Agreement and that he is being given a period of at least twenty-one (21) days to consider whether to accept or reject the proposed Agreement.  The undersigned acknowledges that, he has received and read this Acknowledgment and fully understands its meaning.
/s/ Martin D. Godgart	/s/ Thomas E. Whiddon
Witness	Thomas E. Whiddon

Date: January 31, 2003

                  Exhibit A

   RELEASE AND SEPARATION AGREEMENT

THIS RELEASE AND SEPARATION AGREEMENT ("Agreement"), is made and entered into this the 31st day of
January 2003, by and between LOWE'S COMPANIES, INC., a North Carolina corporation ("Lowe's") and
THOMAS E. WHIDDON ("Employee").

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties do hereby agree, covenant and stipulate as follows:

1. Separation of Employment. Employee shall be on paid leave of absence from Lowe's from February 3, 2003 through March 7, 2003. During the time period from February 3, 2003 through March 7, 2003, Employee shall not be eligible to accrue, earn, or be granted any Company bonus or incentive stock options.

Employee shall not be required to, and shall not, perform any job-related duties for Lowe's while he is on leave from the Company.  Employee shall be separated from his employment with Lowe's, effective 5:00 p.m., March 7, 2003
(the "Separation Date").  After the Separation Date, Employee shall receive his 2002 Bonus Plan payment and his payout from the Executive Deferred Compensation Plan, pursuant to the terms of those plans.  After the Separation
Date, Employee shall also receive his payout from the prior and current Benefit Restoration Plans, pursuant to the terms of those plans.

2. Consideration.  In consideration of the release of Lowe's by Employee, Lowe's agrees to make the following payments to Employee (the "Consideration").

 (a) During the period from March 7, 2003 through March 7, 2004, Lowe's shall pay to Employee the gross sum of
$505,000 (Five Hundred Five Thousand Dollars), less all applicable required federal state, and local withholdings.
This payment will be made in four (4) installment payments to Employee each in the gross amount of ONE HUNDRED
TWENTY SIX THOUSAND TWO HUNDRED FIFTY DOLLARS ($126,250.00), the first such payment to be made on
March 10, 2003 and the remaining three (3) payments to be made as follows:  the second payment to be made on the
30th day of July, 2003, the third payment to be made on the 30th day of October, 2003, and the fourth payment to be made on January 30, 2004.

 (b) After Employee has exhausted his 18 months of COBRA medical coverage, Lowe's will pay the premiums for family conversion coverage with BCBS-FL for one full year from September 8, 2004 through September 7, 2005.
Employee shall forward all premium invoices directly to the Vice President of Compensation and Benefits for
reimbursement.

 (c) Additionally, the parties agree that, in accordance with the terms of the Amended and Restated Stock Option
Agreement, the stock options to purchase all shares of Company stock presently held by Employee shall vest in accordance with the vesting schedule

1
previously established and shall not lapse three (3) months following the Termination Date or during the remainder of the period preceding the expiration date of said option, whichever is shorter, as provided in the Employee's
Non-Qualified Stock Option Agreements and the Incentive Stock Option Agreements dated December 4, 1998,
February 3, 2000, March 1, 2001, February 1, 2002, and March 1, 2002, and that those shares shall remain exercisable until the expiration date set forth in such Agreement.  The option, as amended, will be subject to the terms of an
Amended and Restated Stock Option Agreement to be executed by Employee and the Company as of the date hereof, in the form attached hereto as Exhibit A.  Employee does not have any other options or rights to purchase Company stock.

The Consideration shall only become payable after the expiration of the time period defined in paragraph 3 entitled
"Right to Revoke Agreement" and upon the full execution and delivery of this Agreement in triplicate to Stephen A.
Hellrung, Senior Vice President, General Counsel and Secretary, Lowe's Companies, Inc., 1605 Curtis Bridge Road,
Wilkesboro, NC  28697.

Employee agrees that the foregoing payments and benefits shall constitute the entire amount of monetary consideration provided to him under this Agreement, that he is not entitled to any further monetary consideration whatsoever from the
Company, apart from any and all vested and nonforfeitable benefits, payments, or stock rights, including all rights, if any, under Lowe's ESOP and 401(k) plans, and that he will not seek any further compensation or consideration for any other claimed damages, costs, or attorneys' fees in connection with the matters encompassed in this Agreement.

3. Right to Revoke Agreement.  Following Employee's execution and delivery of the Agreement to Lowe's, Employee shall have a seven-day period in which to revoke this Agreement as provided in the Age Discrimination in Employment
Act ("ADEA") (referred to as "Revocation Period").  During this seven-day Revocation Period, Employee shall exercise this right by delivering written notice of the Employee's revocation.  Lowe's shall not have the right to revoke this
Agreement during the seven-day Revocation Period.

4. Confidentiality.  Employee acknowledges that, during Employee's employment with Lowe's, Employee learned information that is confidential to Lowe's ("Confidential Information").  Such Confidential Information includes, but is not limited to: trade secrets; plans for opening, closing, expanding, or relocating stores; distribution information;
purchasing and product information; advertising and promotional programs and plans; financial or statistical data;
sales and account information; customer information; sales and marketing plans and strategies; pricing strategies and reports; personnel information; information regarding threatened, pending, or closed legal matters; personnel information and any other information of a similar nature that is not known or made available to the public or to Lowe's competitors, which, if misused or disclosed, could adversely affect the business of Lowe's.

Employee agrees not to disclose any Confidential Information to any person (including any Lowe's employee who does not need to know such Confidential Information), agency, institution, company or other entity without first obtaining the written consent of Lowe's.

2
Employee acknowledges and agrees that the duties and obligations under this Section 4 will continue for as long as such
Confidential Information remains confidential to Lowe's. Employee further acknowledges and agrees that any breach of this Section 4 would be a material breach of this Agreement.

Employee further agrees to return any Confidential Information in his possession (whether in documentary or electronic form) to Stephen A. Hellrung, Senior Vice President, General Counsel and Secretary, Lowe's Companies, Inc., 1605 Curtis
Bridge Road, Wilkesboro, NC 28697.  Said Confidential Information will be returned within ten business days.

Employee acknowledges and reaffirms the terms, provisions, warranties and covenants set forth in the Lowe's Companies,
Inc. Incentive Plan and all stock option agreements executed during Employee's tenure with Lowe's.

5. Non-Competition.  For a period of three years beginning on February 3, 2003, Employee shall not directly or indirectly accept any employment, board appointment(s), consulting or other cooperative business arrangement with: (i) any entity that owns, operates, controls or maintains retail and/or warehouse hardware or home improvement stores with total annual sales of at least $500 million dollars including, but not limited to, the following entities: The Home Depot, Inc.; Sears
(including Sears Hardware Stores, and Orchard Supply and Hardware Company); Home Base, Inc.; Scotty's, Inc; Wal-Mart
Stores, Inc.; and Menard, Inc.; or (ii) any vendor who sells products to the Company (as that term is herein defined in paragraph 11), and/or any affiliate, parent companies, subsidiaries, or any successor of interest of any of these entities.

6. Non-Interference.  Employee does warrant, covenant, and agree that he shall not, for a period of three years from the execution of this Agreement, directly (or, with knowledge or intent, indirectly) interfere with any of the relationships of
Lowe's with any of its real estate brokers, real estate developers, consultants, employees, suppliers or customers, or any governmental entities.  By way of specific example, and not by way of limitation, Employee shall not:

 (a) solicit or induce any officer, administrative officer, director, regional vice president, district manager, co-manager, store manager, regional human resource manager, regional loss prevention manager, or other employee of Lowe's to leave his or his employment with Lowe's; or

 (b) hire, or cause to be hired, for any employment with any competitors or vendors of Lowe's (as that term is herein defined), any officer, administrative officer, director, regional vice president, district manager, co-manager, store manager, regional human resource manager, regional loss prevention manager, or other employee of Lowe's; or

 (c) aid or assist any other person, firm, corporation, or other entity to do any of the acts described in subsections (a) and
(b) immediately above.

3
7. General Release. Employee covenants and agrees that Employee hereby irrevocably and unconditionally releases, acquits and forever discharges Lowe's, as well as each of Lowe's officers, directors, employees, subsidiaries, and agents (Lowe's and Lowe's officers, directors, employees, subsidiaries and agents being collectively referred to herein as the "Releasees"), or any of them, from any and all charges, complaints, claims, liabilities, obligations, promises, demands, costs, losses, debts, and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, in law or equity, arising out of Employee's employment with Lowe's or the termination of Employee's employment with Lowe's (other than any claim arising out of the breach by Lowe's of the terms of this Agreement), including, without limitation, all claims asserted or that could be asserted by Employee against Lowe's in any litigation arising from summonses and complaints filed in federal, state or municipal court asserting any claim arising from any alleged violation by the Releasees of any federal, state, or local statutes, ordinances, or common law, including, but not limited to, the Age Discrimination in Employment Act, Title VII of the
Civil Rights Act of 1964, as amended, the Equal Pay Act, the Americans with Disabilities Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the Rehabilitation Act of 1973, the Civil Rights Act of 1991, the Family and
Medical Leave Act, the Civil Rights Act of 1866, and any other employment discrimination laws, as well as any other claims based on constitutional, statutory, common law, or regulatory grounds, as well as any claims based on theories of retaliation, wrongful or constructive discharge, breach of contract or implied covenant, fraud, misrepresentation, intentional and/or negligent infliction of emotional distress, or defamation ("Claim" or "Claims"), which Employee now has, owns, or holds, or claims to have, own, or hold, or which Employee had, owned, or held, or claimed to have, own  or hold at any time before execution of this Agreement, against any or all of the Releasees.  Notwithstanding the foregoing, however, Employee specifically does not release any right to or claim for payment of any and all vested and nonforfeitable benefits, payments, or stock rights, including all rights, if any, under Lowe's ESOP, and 401(k) plans and hereby irrevocably and unconditionally releases, acquits and forever discharges Lowe's, as well as each of Lowe's officers, directors, employees, subsidiaries, and agents, in respect to the forfeitures.

8. Payment by Lowe's.  Employee acknowledges that, from the gross amount of the Consideration, Lowe's shall withhold all amounts required by appropriate taxing authorities and that Lowe's shall issue the appropriate W-2 form or other appropriate tax forms to Employee.

9. Notification of Rights. Employee agrees (1) that his waiver of rights under this Agreement is knowing and voluntary and complies in full with all of the requirements of the Older Workers Benefit Protection Act; (2) that he has read and understands the terms of this Agreement and has voluntarily accepted these terms for the purposes of making a full and final compromise, settlement and adjustment of any and all claims, disputed or otherwise, on account of his personal services relationship (or termination of the relationship) with Lowe's and for the express purpose of precluding forever any further claims arising out of such relationship or its termination as set forth above; (3) that the payment listed above exceeds the amount that would normally be received for an employee separated by Lowe's, that it exceeds what Employee would otherwise have been so entitled to, and that the extra payment is in exchange for signing this Agreement; (4) that Employee has been advised to consult with an attorney prior to executing this Agreement; (5) that Lowe's has given Employee a period of at least twenty-one
4
(21) calendar days within which to consider and accept the terms of this Agreement; (6) that this Agreement waives all claims that may have arisen up to the date of this Agreement; (7) that Employee does not waive any claims that might arise after execution of this Agreement; (8) that Employee has been given at least seven (7) calendar days after execution to revoke this Agreement, and that, if Employee chooses not to so revoke, the Agreement shall then become effective and enforceable and the payment listed above shall then be made pursuant to the terms of Paragraph 2 of this
Agreement; and (9) to be effective, the revocation must be delivered, via hand delivery, within the seven (7) day period to,
Stephen A. Hellrung, Senior Vice President, General Counsel and Secretary, Lowe's Companies, Inc., 1605 Curtis Bridge
Road, Wilkesboro, NC  28697.

10. Injunctive Relief.  Lowe's and Employee agree that the provisions of Sections 4, 5, and 6 are important to and of material consideration to Lowe's and that Lowe's considers that monetary damages alone are an inadequate remedy to Lowe's for any breach of the provisions thereof. Employee further stipulates that, upon any material breach by Employee of the provisions of Sections 4, 5, and 6 Lowe's shall be entitled to injunctive relief against Employee from a court having personal jurisdiction of Employee.  This section shall not be deemed to limit the legal and equitable remedies available to Lowe's or to limit the nature and extent of any claim by Lowe's for damages caused by Employee for breach of this Agreement.

11. Non-Disparagement: Employee further agrees that he will not, directly or indirectly, disparage Lowe's, and its successors, subsidiaries, related or associated companies, divisions, corporate affiliates, assigns, officers, directors, shareholders, attorneys, employees, agents, trustees, representatives, and insurers.

12. Non-Admission Clause: The parties mutually understand and agree that this Release and Separation Agreement does not constitute any admission of fault, responsibility or liability on the part of any of the Releasees.

13. Default and Notice.  In the event Lowe's fails to make any payment due under the provisions of this Agreement, Employee shall give written notice of such failure to Lowe's, and that Lowe's shall have a period of twenty (20) business days from receipt of such notice in which to cure such default.  For purposes of this Agreement, all notices to Lowe's shall be in writing and either hand delivered or sent by Certified Mail, Return Receipt Requested to Lowe's at the following address:
Law Department
Lowe's Companies, Inc.
1605 Curtis Bridge Road
Wilkesboro, NC 28697

14. Waiver of Breach. Any waiver by either party of a breach of this Agreement will not constitute a waiver of any further breach, whether of a similar or dissimilar nature.

15. Whole Agreement, Amendment and Severability.  This document contains the whole and entire understanding and agreement between the parties hereto.  There are no other
5
understandings, promises, covenants or agreements between the parties regarding the subject matter of this Agreement, except as specifically set forth herein.  This Agreement may not be amended, modified or altered in any fashion except in writing executed by the parties hereto with the same formality as with which this Agreement is executed.  Employee understands and agrees that each clause of this Agreement is a separate and independent clause, and that, if any clause should be found unenforceable, such clause should be and is hereby severed from this Agreement and will not affect the enforceability of any of the other clauses herein.

16. Governing Law. The interpretation and enforcement of this Agreement shall be governed by the internal laws and judicial decisions of the State of North Carolina, without regard to any principles of conflicts of laws.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

LOWE'S COMPANIES, INC.	THOMAS E. WHIDDON

By: /s/ Stephen A. Hellrung	By: /s/ Thomas E. Whiddon

Date: February 17, 2003	Date: February 10, 2003

Attest: /s/ Gaither M. Keener, Jr.	Witness: /s/ Nadine Hancock

6

EXHIBIT A

Amendment
to
Stock Option Agreement

This Amendment ("Amendment") to the [Non-Qualified] [Incentive] Stock Option Agreements, dated as of December 4,
1998, February 3, 2000, March 1, 2001, February 1, 2002 and March 1, 2002 by and between Lowe's Companies, Inc. (the
"Company") and Thomas E. Whiddon (the "Optionee") is made and executed this 31st day of January, 2003.

WHEREAS, in connection with the execution of a Separation Agreement between the Company and the Optionee, dated as of January 31, 2003 (the "Separation Agreement"), the Compensation and Organization Committee of the Board of
Directors of the Company deems it to be in the best interests of the Company and its stockholders to effect certain amendments to the Option Agreement;

NOW THEREFORE, the Option Agreement is amended by deleting paragraph [4] in its entirety and replacing it with the following:

"4. Exercise After Termination of Employment or Demotion.  Except as provided in paragraphs 2, 3 and 5, upon Participant's
Demotion or if the Participant ceases to be employed by the Company and its Affiliates prior to the Expiration Date and prior to the termination of the Company and its Affiliates prior to the Expiration Date and prior to the termination of the
Participant's rights under paragraph 6, this Option shall continue to be exercisable for all or part of the number of shares that the Participant is entitled to purchase pursuant to the vesting schedule set forth in the Notice, reduced by the number of shares for which the Option was previously exercised.  In that event the Option shall continue to vest, and Participant may exercise this Option during the remainder of the period preceding the Expiration Date."; and

As modified hereby, the provisions of the Option Agreement, as heretofore amended, shall remain in full force and effect.

IN WITNESS HEREOF, the Company has caused this Amendment to be duly executed as of the date above first written.

Thomas E. Whiddon	Lowe's Companies, Inc.

By: /s/ Thomas E. Whiddon (Seal)	By: /s/ Stephen A. Hellrung
Name: Stephen A. Hellrung
Title: SVP, General Counsel and Secretary

ACKNOWLEDGMENT

The undersigned acknowledges that on or before February 10, 2003, he was provided with the attached Release and Separation
Agreement.  The undersigned further acknowledges that he has been advised to consult with an attorney before entering into the attached Agreement and that he is being given a period of at least twenty-one (21) days to consider whether to accept or reject the proposed Agreement.  The undersigned acknowledges that, he has received and read this Acknowledgment and fully understands its meaning.
/s/ Nadine Hancock	/s/ Thomas E. Whiddon
Witness	Thomas E. Whiddon
Date: February 10, 2003

7

CONSULTING AGREEMENT

This Consulting Agreement is made by and between Thomas E. Whiddon, ("Consultant") and Lowe's Home Centers,
Inc. (hereinafter "Lowe's") as of February 3, 2003.

 SERVICES Commencing as of March 8, 2003 (the "Effective Date") Consultant will provide consulting services to Lowe's personnel that shall include but not be limited to the following activities: general business advice;
evaluation of vendor proposals; and services to be provided as determined by the Chairman of the Board and CEO of
Lowe's.

 CONSULTING FEE Consultant's fee shall be paid a retainer amount of Two Hundred and Fifty Thousand
Dollars ($250,000) payable pursuant to the terms and conditions as set forth in the RELEASE, SEPARATION AND
CONSULTING AGREEMENT NUNC PRO TUNC by and between the parties dated January 31, 2003  (the "Consulting Fee").
No commission fee, brokerage fee, percentage fee, contingent fee or other compensation shall be earned by or paid to
Consultant for the services outlined in this Agreement, except for the Consulting Fee.

 EXPENSES Actual expenses incurred by Consultant such as photocopying, postage, telephone, telefaxing, mileage and other out-of-pocket expenses shall be reimbursed by Lowe's, and the same included in any monthly statement of expenses.  All expenses of an unusual or extraordinary nature, including, but not limited to entertainment, meals and airline travel, shall be approved by Lowe's in advance of being incurred and billed on the next monthly expense invoice.

 INDEPENDENT CONTRACTOR STATUS Consultant acknowledges and agrees that he is an independent contractor and not an employee of Lowe's.  Consultant shall not hold himself out or make any representation to any third party that he is acting as Lowe's agent.  Consultant shall have no authority to enter into any written or oral agreements on behalf of
Lowe's or create any third party obligation for Lowe's without the express prior written authorization of Lowe's. Nothing contained within this Agreement shall be deemed to alter or otherwise excuse Consultant's obligations to fully comply with the confidentiality and non-competition provision contained within the Release, Separation and Consulting Agreement Nunc Pro
Tunc dated January 31, 2003 by and between Consultant and Lowe's.

 HOLD HARMLESS  Consultant on behalf of himself and his heirs agrees to hold Lowe's harmless and indemnify it for any and all claims, including claims for personal injury, lawsuits, judgments or obligations, arising as a result of work performed pursuant to this Agreement, which are not caused in whole or in part by the negligent acts or omissions of Lowe's.
Consultant will maintain such insurance that he deems appropriate to protect himself and heirs against any injury or loss.

 CONFIDENTIALITY  Consultant covenants and agrees to maintain the confidentiality of any and all confidential information, oral or written, of Lowe's or its affiliated companies and parent company consisting of information not available to the general public concerning Lowe's business including but not limited to, including but not limited to real estate development, possible store locations; information system; trade secrets; plans for opening, closing, expanding, or relocating stores; distribution information; purchasing and product information; advertising and promotional programs and plans; financial or statistical data;
sales and account information; customer information; sales and marketing plans and strategies; pricing strategies and reports;
personnel information; information regarding threatened, pending, or closed legal matters; personnel information and any other information of a similar nature that is not known or

1
made available to the public or to Lowe's competitors, which, if misused or disclosed, could adversely affect the business of Lowe's and related affairs delivered or communicated to Consultant.  Consultant shall not disclose, use, divulge, or disseminate such confidential information to any person without the prior written consent of Lowe's.  The covenants and agreements as to confidentiality of this paragraph shall survive the termination of this Agreement.  Upon termination of this agreement or upon request of Lowe's, Consultant shall promptly return or cause to be returned to Lowe's all originals and all photocopies or duplicates of any writing or document containing such confidential information.

CONFLICT OF INTEREST During the term of this Agreement, and for a period of three (3) years beginning on March 7,
2003, Consultant shall not directly or indirectly accept any employment, board appointment(s), consulting or other cooperative business arrangement with: (i) any entity that owns, operates, controls or maintains retail and/or warehouse hardware or home improvement stores with total annual sales of at least $500 million dollars including, but not limited to, the following entities: The Home
Depot, Inc.; Sears (including Sears Hardware Stores, and Orchard Supply and Hardware Company); Home Base, Inc.; Scotty's, Inc;
Wal-Mart Stores, Inc.; and Menard, Inc.; or (ii) any vendor who sells products to the Company (as that term is herein defined in paragraph 11), and/or any affiliate, parent companies, subsidiaries, or any successor of interest of any of these entities.

 Nothing contained within this Agreement shall be deemed to alter or otherwise alter Consultant's obligations to fully comply with the confidentiality and non-competition provision contained with the Release and Separation Agreement dated January 31, 2003 by and between Consultant and Lowe's.

 NOTICES All notices, consents, requests, demands and other communications hereunder are to be in writing, and are deemed to have been duly given or made:  (i) when delivered in person,  (ii) three (3) days after deposited in the United States mail, first class postage prepaid, or (iii) in the case of overnight courier services, one (1) business day after delivery to the overnight courier service with payment provided for, in each case addressed as follows:

  If to Consultant:  Thomas E. Whiddon

  If to Lowe's:  Lowe's Home Centers, Inc.
     1605 Curtis Bridge Road
     Wilkesboro, NC 28697
     Attention: Gaither M. Keener, Jr.
     Associate General Counsel

TERM AND TERMINATION The term of this Agreement  shall be through March 7, 2004  from the Effective Date of this Agreement.

2

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

DATE:

2-3-2003    By:  /s/Thomas E. Whiddon
            Thomas E. Whiddon

DATE:    LOWE'S HOME CENTERS, INC.

2-3-2003    By:  /s/Gaither M. Keener, Jr.
                 Gaither M. Keener, Jr.
                 Associate General Counsel,
                 Vice President and Assistant Secretary

3

RELEASE AND SEPARATION AGREEMENT

THIS RELEASE AND SEPARATION AGREEMENT ("Agreement"), is made and entered into this the 31st day of
January 2003, by and between LOWE'S COMPANIES, INC., a North Carolina corporation ("Lowe's") and
THOMAS E. WHIDDON ("Employee").

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties do hereby agree, covenant and stipulate as follows:

1. Separation of Employment. Employee shall be on paid leave of absence from Lowe's from February 3, 2003 through March 7, 2003. During the time period from February 3, 2003 through March 7, 2003, Employee shall not be eligible to accrue, earn, or be granted any Company bonus or incentive stock options.

Employee shall not be required to, and shall not, perform any job-related duties for Lowe's while he is on leave from the Company.  Employee shall be separated from his employment with Lowe's, effective 5:00 p.m., March 7, 2003
(the "Separation Date").  After the Separation Date, Employee shall receive his 2002 Bonus Plan payment and his payout from the Executive Deferred Compensation Plan, pursuant to the terms of those plans.  After the Separation
Date, Employee shall also receive his payout from the prior and current Benefit Restoration Plans, pursuant to the terms of those plans.

2. Consideration.  In consideration of the release of Lowe's by Employee, Lowe's agrees to make the following payments to Employee (the "Consideration").

 (a) During the period from March 7, 2003 through March 7, 2004, Lowe's shall pay to Employee the gross sum of
$505,000 (Five Hundred Five Thousand Dollars), less all applicable required federal state, and local withholdings.
This payment will be made in four (4) installment payments to Employee each in the gross amount of ONE HUNDRED
TWENTY SIX THOUSAND TWO HUNDRED FIFTY DOLLARS ($126,250.00), the first such payment to be made on
March 10, 2003 and the remaining three (3) payments to be made as follows:  the second payment to be made on the
30th day of July, 2003, the third payment to be made on the 30th day of October, 2003, and the fourth payment to be made on January 30, 2004.

 (b) After Employee has exhausted his 18 months of COBRA medical coverage, Lowe's will pay the premiums for family conversion coverage with BCBS-FL for one full year from September 8, 2004 through September 7, 2005.
Employee shall forward all premium invoices directly to the Vice President of Compensation and Benefits for
reimbursement.

 (c) Additionally, the parties agree that, in accordance with the terms of the Amended and Restated Stock Option
Agreement, the stock options to purchase all shares of Company stock presently held by Employee shall vest in accordance with the vesting schedule

1
previously established and shall not lapse three (3) months following the Termination Date or during the remainder of the period preceding the expiration date of said option, whichever is shorter, as provided in the Employee's
Non-Qualified Stock Option Agreements and the Incentive Stock Option Agreements dated December 4, 1998,
February 3, 2000, March 1, 2001, February 1, 2002, and March 1, 2002, and that those shares shall remain exercisable until the expiration date set forth in such Agreement.  The option, as amended, will be subject to the terms of an
Amended and Restated Stock Option Agreement to be executed by Employee and the Company as of the date hereof, in the form attached hereto as Exhibit A.  Employee does not have any other options or rights to purchase Company stock.

The Consideration shall only become payable after the expiration of the time period defined in paragraph 3 entitled
"Right to Revoke Agreement" and upon the full execution and delivery of this Agreement in triplicate to Stephen A.
Hellrung, Senior Vice President, General Counsel and Secretary, Lowe's Companies, Inc., 1605 Curtis Bridge Road,
Wilkesboro, NC  28697.

Employee agrees that the foregoing payments and benefits shall constitute the entire amount of monetary consideration provided to him under this Agreement, that he is not entitled to any further monetary consideration whatsoever from the
Company, apart from any and all vested and nonforfeitable benefits, payments, or stock rights, including all rights, if any, under Lowe's ESOP and 401(k) plans, and that he will not seek any further compensation or consideration for any other claimed damages, costs, or attorneys' fees in connection with the matters encompassed in this Agreement.

3. Right to Revoke Agreement.  Following Employee's execution and delivery of the Agreement to Lowe's, Employee shall have a seven-day period in which to revoke this Agreement as provided in the Age Discrimination in Employment
Act ("ADEA") (referred to as "Revocation Period").  During this seven-day Revocation Period, Employee shall exercise this right by delivering written notice of the Employee's revocation.  Lowe's shall not have the right to revoke this
Agreement during the seven-day Revocation Period.

4. Confidentiality.  Employee acknowledges that, during Employee's employment with Lowe's, Employee learned information that is confidential to Lowe's ("Confidential Information").  Such Confidential Information includes, but is not limited to: trade secrets; plans for opening, closing, expanding, or relocating stores; distribution information;
purchasing and product information; advertising and promotional programs and plans; financial or statistical data;
sales and account information; customer information; sales and marketing plans and strategies; pricing strategies and reports; personnel information; information regarding threatened, pending, or closed legal matters; personnel information and any other information of a similar nature that is not known or made available to the public or to Lowe's competitors, which, if misused or disclosed, could adversely affect the business of Lowe's.

Employee agrees not to disclose any Confidential Information to any person (including any Lowe's employee who does not need to know such Confidential Information), agency, institution, company or other entity without first obtaining the written consent of Lowe's.

2
Employee acknowledges and agrees that the duties and obligations under this Section 4 will continue for as long as such
Confidential Information remains confidential to Lowe's. Employee further acknowledges and agrees that any breach of this Section 4 would be a material breach of this Agreement.

Employee further agrees to return any Confidential Information in his possession (whether in documentary or electronic form) to Stephen A. Hellrung, Senior Vice President, General Counsel and Secretary, Lowe's Companies, Inc., 1605 Curtis
Bridge Road, Wilkesboro, NC 28697.  Said Confidential Information will be returned within ten business days.

Employee acknowledges and reaffirms the terms, provisions, warranties and covenants set forth in the Lowe's Companies,
Inc. Incentive Plan and all stock option agreements executed during Employee's tenure with Lowe's.

5. Non-Competition.  For a period of three years beginning on February 3, 2003, Employee shall not directly or indirectly accept any employment, board appointment(s), consulting or other cooperative business arrangement with: (i) any entity that owns, operates, controls or maintains retail and/or warehouse hardware or home improvement stores with total annual sales of at least $500 million dollars including, but not limited to, the following entities: The Home Depot, Inc.; Sears
(including Sears Hardware Stores, and Orchard Supply and Hardware Company); Home Base, Inc.; Scotty's, Inc; Wal-Mart
Stores, Inc.; and Menard, Inc.; or (ii) any vendor who sells products to the Company (as that term is herein defined in paragraph 11), and/or any affiliate, parent companies, subsidiaries, or any successor of interest of any of these entities.

6. Non-Interference.  Employee does warrant, covenant, and agree that he shall not, for a period of three years from the execution of this Agreement, directly (or, with knowledge or intent, indirectly) interfere with any of the relationships of
Lowe's with any of its real estate brokers, real estate developers, consultants, employees, suppliers or customers, or any governmental entities.  By way of specific example, and not by way of limitation, Employee shall not:

 (a) solicit or induce any officer, administrative officer, director, regional vice president, district manager, co-manager, store manager, regional human resource manager, regional loss prevention manager, or other employee of Lowe's to leave his or his employment with Lowe's; or

 (b) hire, or cause to be hired, for any employment with any competitors or vendors of Lowe's (as that term is herein defined), any officer, administrative officer, director, regional vice president, district manager, co-manager, store manager, regional human resource manager, regional loss prevention manager, or other employee of Lowe's; or

 (c) aid or assist any other person, firm, corporation, or other entity to do any of the acts described in subsections (a) and
(b) immediately above.

3
7. General Release. Employee covenants and agrees that Employee hereby irrevocably and unconditionally releases, acquits and forever discharges Lowe's, as well as each of Lowe's officers, directors, employees, subsidiaries, and agents (Lowe's and Lowe's officers, directors, employees, subsidiaries and agents being collectively referred to herein as the "Releasees"), or any of them, from any and all charges, complaints, claims, liabilities, obligations, promises, demands, costs, losses, debts, and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, in law or equity, arising out of Employee's employment with Lowe's or the termination of Employee's employment with Lowe's (other than any claim arising out of the breach by Lowe's of the terms of this Agreement), including, without limitation, all claims asserted or that could be asserted by Employee against Lowe's in any litigation arising from summonses and complaints filed in federal, state or municipal court asserting any claim arising from any alleged violation by the Releasees of any federal, state, or local statutes, ordinances, or common law, including, but not limited to, the Age Discrimination in Employment Act, Title VII of the
Civil Rights Act of 1964, as amended, the Equal Pay Act, the Americans with Disabilities Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the Rehabilitation Act of 1973, the Civil Rights Act of 1991, the Family and
Medical Leave Act, the Civil Rights Act of 1866, and any other employment discrimination laws, as well as any other claims based on constitutional, statutory, common law, or regulatory grounds, as well as any claims based on theories of retaliation, wrongful or constructive discharge, breach of contract or implied covenant, fraud, misrepresentation, intentional and/or negligent infliction of emotional distress, or defamation ("Claim" or "Claims"), which Employee now has, owns, or holds, or claims to have, own, or hold, or which Employee had, owned, or held, or claimed to have, own  or hold at any time before execution of this Agreement, against any or all of the Releasees.  Notwithstanding the foregoing, however, Employee specifically does not release any right to or claim for payment of any and all vested and nonforfeitable benefits, payments, or stock rights, including all rights, if any, under Lowe's ESOP, and 401(k) plans and hereby irrevocably and unconditionally releases, acquits and forever discharges Lowe's, as well as each of Lowe's officers, directors, employees, subsidiaries, and agents, in respect to the forfeitures.

8. Payment by Lowe's.  Employee acknowledges that, from the gross amount of the Consideration, Lowe's shall withhold all amounts required by appropriate taxing authorities and that Lowe's shall issue the appropriate W-2 form or other appropriate tax forms to Employee.

9. Notification of Rights. Employee agrees (1) that his waiver of rights under this Agreement is knowing and voluntary and complies in full with all of the requirements of the Older Workers Benefit Protection Act; (2) that he has read and understands the terms of this Agreement and has voluntarily accepted these terms for the purposes of making a full and final compromise, settlement and adjustment of any and all claims, disputed or otherwise, on account of his personal services relationship (or termination of the relationship) with Lowe's and for the express purpose of precluding forever any further claims arising out of such relationship or its termination as set forth above; (3) that the payment listed above exceeds the amount that would normally be received for an employee separated by Lowe's, that it exceeds what Employee would otherwise have been so entitled to, and that the extra payment is in exchange for signing this Agreement; (4) that Employee has been advised to consult with an attorney prior to executing this Agreement; (5) that Lowe's has given Employee a period of at least twenty-one
4
(21) calendar days within which to consider and accept the terms of this Agreement; (6) that this Agreement waives all claims that may have arisen up to the date of this Agreement; (7) that Employee does not waive any claims that might arise after execution of this Agreement; (8) that Employee has been given at least seven (7) calendar days after execution to revoke this Agreement, and that, if Employee chooses not to so revoke, the Agreement shall then become effective and enforceable and the payment listed above shall then be made pursuant to the terms of Paragraph 2 of this
Agreement; and (9) to be effective, the revocation must be delivered, via hand delivery, within the seven (7) day period to,
Stephen A. Hellrung, Senior Vice President, General Counsel and Secretary, Lowe's Companies, Inc., 1605 Curtis Bridge
Road, Wilkesboro, NC  28697.

10. Injunctive Relief.  Lowe's and Employee agree that the provisions of Sections 4, 5, and 6 are important to and of material consideration to Lowe's and that Lowe's considers that monetary damages alone are an inadequate remedy to Lowe's for any breach of the provisions thereof. Employee further stipulates that, upon any material breach by Employee of the provisions of Sections 4, 5, and 6 Lowe's shall be entitled to injunctive relief against Employee from a court having personal jurisdiction of Employee.  This section shall not be deemed to limit the legal and equitable remedies available to Lowe's or to limit the nature and extent of any claim by Lowe's for damages caused by Employee for breach of this Agreement.

11. Non-Disparagement: Employee further agrees that he will not, directly or indirectly, disparage Lowe's, and its successors, subsidiaries, related or associated companies, divisions, corporate affiliates, assigns, officers, directors, shareholders, attorneys, employees, agents, trustees, representatives, and insurers.

12. Non-Admission Clause: The parties mutually understand and agree that this Release and Separation Agreement does not constitute any admission of fault, responsibility or liability on the part of any of the Releasees.

13. Default and Notice.  In the event Lowe's fails to make any payment due under the provisions of this Agreement, Employee shall give written notice of such failure to Lowe's, and that Lowe's shall have a period of twenty (20) business days from receipt of such notice in which to cure such default.  For purposes of this Agreement, all notices to Lowe's shall be in writing and either hand delivered or sent by Certified Mail, Return Receipt Requested to Lowe's at the following address:
Law Department
Lowe's Companies, Inc.
1605 Curtis Bridge Road
Wilkesboro, NC 28697

14. Waiver of Breach. Any waiver by either party of a breach of this Agreement will not constitute a waiver of any further breach, whether of a similar or dissimilar nature.

15. Whole Agreement, Amendment and Severability.  This document contains the whole and entire understanding and agreement between the parties hereto.  There are no other
5
understandings, promises, covenants or agreements between the parties regarding the subject matter of this Agreement, except as specifically set forth herein.  This Agreement may not be amended, modified or altered in any fashion except in writing executed by the parties hereto with the same formality as with which this Agreement is executed.  Employee understands and agrees that each clause of this Agreement is a separate and independent clause, and that, if any clause should be found unenforceable, such clause should be and is hereby severed from this Agreement and will not affect the enforceability of any of the other clauses herein.

16. Governing Law. The interpretation and enforcement of this Agreement shall be governed by the internal laws and judicial decisions of the State of North Carolina, without regard to any principles of conflicts of laws.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

LOWE'S COMPANIES, INC.	THOMAS E. WHIDDON

By: /s/ Stephen A. Hellrung	By: /s/ Thomas E. Whiddon

Date: February 17, 2003	Date: February 10, 2003

Attest: /s/ Gaither M. Keener, Jr.	Witness: /s/ Nadine Hancock

6

EXHIBIT A

Amendment
to
Stock Option Agreement

This Amendment ("Amendment") to the [Non-Qualified] [Incentive] Stock Option Agreements, dated as of December 4,
1998, February 3, 2000, March 1, 2001, February 1, 2002 and March 1, 2002 by and between Lowe's Companies, Inc. (the
"Company") and Thomas E. Whiddon (the "Optionee") is made and executed this 31st day of January, 2003.

WHEREAS, in connection with the execution of a Separation Agreement between the Company and the Optionee, dated as of January 31, 2003 (the "Separation Agreement"), the Compensation and Organization Committee of the Board of
Directors of the Company deems it to be in the best interests of the Company and its stockholders to effect certain amendments to the Option Agreement;

NOW THEREFORE, the Option Agreement is amended by deleting paragraph [4] in its entirety and replacing it with the following:

"4. Exercise After Termination of Employment or Demotion.  Except as provided in paragraphs 2, 3 and 5, upon Participant's
Demotion or if the Participant ceases to be employed by the Company and its Affiliates prior to the Expiration Date and prior to the termination of the Company and its Affiliates prior to the Expiration Date and prior to the termination of the
Participant's rights under paragraph 6, this Option shall continue to be exercisable for all or part of the number of shares that the Participant is entitled to purchase pursuant to the vesting schedule set forth in the Notice, reduced by the number of shares for which the Option was previously exercised.  In that event the Option shall continue to vest, and Participant may exercise this Option during the remainder of the period preceding the Expiration Date."; and

As modified hereby, the provisions of the Option Agreement, as heretofore amended, shall remain in full force and effect.

IN WITNESS HEREOF, the Company has caused this Amendment to be duly executed as of the date above first written.

Thomas E. Whiddon	Lowe's Companies, Inc.

By: /s/ Thomas E. Whiddon (Seal)	By: /s/ Stephen A. Hellrung
Name: Stephen A. Hellrung
Title: SVP, General Counsel and Secretary

ACKNOWLEDGMENT

The undersigned acknowledges that on or before February 10, 2003, he was provided with the attached Release and Separation
Agreement.  The undersigned further acknowledges that he has been advised to consult with an attorney before entering into the attached Agreement and that he is being given a period of at least twenty-one (21) days to consider whether to accept or reject the proposed Agreement.  The undersigned acknowledges that, he has received and read this Acknowledgment and fully understands its meaning.
/s/ Nadine Hancock	/s/ Thomas E. Whiddon
Witness	Thomas E. Whiddon
Date: February 10, 2003

7

Amendment to Stock Option Agreement

This Amendment ("Amendment") to the Non-Qualified and Incentive  Stock Option Agreements, dated as of February 3,
2000, March 1, 2001, February 1, 2002 and March 1, 2002 by and between Lowe's Companies, Inc. (the "Company") and
Thomas E. Whiddon (the "Optionee") is made and executed this 31st day of January, 2003.

WHEREAS, in connection with the execution of a Separation Agreement between the Company and the Optionee, dated as of January 31, 2003 (the "Separation Agreement"), the Compensation and Organization Committee of the Board of
Directors of the Company deems it to be in the best interests of the Company and its stockholders to effect certain amendments to the Option Agreement;

NOW THEREFORE, the Option Agreement is amended by deleting paragraph [4] in its entirety and replacing it with the following:

"4. Exercise After Termination of Employment or Demotion.  Except as provided in paragraphs 2, 3 and 5, upon Participant's
Demotion or if the Participant ceases to be employed by the Company and its Affiliates prior to the Expiration Date and prior to the termination of the Company and its Affiliates prior to the Expiration Date and prior to the termination of the
Participant's rights under paragraph 6, this Option shall continue to be exercisable for all or part of the number of shares that the Participant is entitled to purchase pursuant to the vesting schedule set forth in the Notice, reduced by the number of shares for which the Option was previously exercised.  In that event the Option shall continue to vest, and Participant may exercise this Option during the remainder of the period preceding the Expiration Date."; and

As modified hereby, the provisions of the Option Agreement, as heretofore amended, shall remain in full force and effect.

IN WITNESS HEREOF, the Company has caused this Amendment to be duly executed as of the date above first written.

Lowe's Companies, Inc.

By: /s/ Bob Ihrie
Name: Bob Ihrie
Title: VP, Compensation and Benefits